Exhibit 99.1
"The Number One Community Bank With The Best Customer Service In Town" February 14, 2007 Investor Meeting Investor Meeting

Certain of the statements made herein are forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934. In addition, Fidelity Southern Corporation ("FSC" or "the Company"), through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates based upon current information and involve a number of risks and uncertainties. Actual results could differ materially from the results expressed in the forward-looking statements. Certain factors, which could affect the accuracy of such forward-looking statements, are identified in the public filings made by FSC with the Securities and Exchange Commission, including the Company's Annual Report to Shareholders and Annual Report on Form 10-K for the year ended December 31, 2005, the Form 10-Q for the three months ended March 31, 2006, June 30, 2006, and September 30, 2006, and the 8-K for the December 31, 2006 Earnings Release. Forward-looking statements contained in this or other public statements of FSC or made by its senior management should be considered in light of those factors. FSC undertakes no obligation to revise these statements after the date of this presentation. Forward-Looking Disclaimer

Company Overview Headquartered Atlanta, GA Listing NASDAQ Symbol LION Book Value - Dec. 31, 2006 $10.19 Market Cap. - Dec. 31, 2006 $173 Million Ann. Cash Dividend Effective 2007 $.36 Total Assets - Dec. 31, 2006 $1.6 Billion www.lionbank.com

Metropolitan Atlanta 21 Full-Service Branches currently 40 ATMs 1 Internet (Cyber) Branch Florida LPO in Jacksonville Southeast SBA and Indirect Lenders Company Overview: Delivery System Branch To Open Soon in Newnan Current Branch

Strengthening Retail Banking Footprint Branch Expansion Program Sugarloaf Branch Opened May 2006 Conyers Branch Opened September 2006 Newnan Branch To Open Q2 2007 Two Additional Branches To Open Next Six Months Continuing Expansion of Our SBA Lending Team Accelerating Aggressive Deposit Acquisition Program Significantly Growing Commercial and Construction Banking Businesses Maintaining Strong Asset Quality Strategic Plan: Core Bank Growth

Common Stock Book Value Increased 8.5% Commercial and Industrial Loans Grew 42.3% Construction Loans Grew 18.7% SBA Loans Grew 611.0%1 Average Interest-Earning Assets Grew 13.4% Net Charge-Offs Declined 5.4% Average Deposits Grew 14.0% Noninterest Income Increased 9.5% 2006 Performance Production increased 940.7%

Financial Performance Dollars in millions Average Interest-Earning Assets1 2001 2002 2003 2004 2005 2006 Income 833 883 986 1114 1247 1415 $883 $986 $1,247 $1,415 CAGR CAGR 5 yr 1 yr 11.18% 13.47% $833 $1,114

Commercial - Financing & Real Estate Financial Performance - Loan Growth 2001 2002 2003 2004 2005 2006 Income 129 145 157 185 201 270 Period-end balances (dollars in millions) $145 $157 $185 $201 $286 CAGR CAGR 5 yr 1 yr 17.26% 42.29% $129

Real Estate - Construction Financial Performance - Loan Growth 2001 2002 2003 2004 2005 2006 RE Const 122 139 148 199 258 306 $139 $148 $199 $258 $306 CAGR CAGR 5 yr 20.19% 1 yr 18.60% Period-end balances (dollars in millions) $122

Financial Performance Asset Quality1 1) Dollars in thousands

2003 2004 2005 2006 Noninterest-Bearing 111 116 121 154 DDA & MM 169 251 225 287 Savings 131 127 177 182 Time 477 522 601 764 Financial Performance Deposits Period-end balances (dollars in millions)

2003 2004 2005 2006 Noninterest-Bearing -0.026 0.045 0.043 0.273 DDA & MM 0.07 0.485 -0.108 0.281 Savings 0.236 -0.031 0.394 0.028 Time -0.097 0.094 0.153 0.269 Financial Performance Deposits Period-end balances (dollars in millions)

Financial Performance 2003 2004 2005 2006 Income 70474 74250 88355 113503 Revenues1,2 Revenues represent interest income and noninterest income Dollars in thousands $88,355 CAGR CAGR 3 yr 17.22% 1 yr 28.46% $113,503 $74,250

Financial Performance 2003 2004 2005 2006 Net Interest Income 32880 35648 39332 43529 Dollars in thousands From continuing operations in 2003 Net Interest Income1, 2 $32,880 $35,648 $39,332 CAGR CAGR 3 yr 1 yr 9.80% 10.67% $43,529

2003 2004 2005 2006 13756 14641 14339 15699 Noninterest Income1,2 Financial Performance Dollars in thousands From continuing operations in 2003 $13,756 $14,641 $14,339 CAGR CAGR 3 yr 1 yr 4.50% 9.48% $15,699

2003 2004 2005 2006 36791 34070 35001 40568 Financial Performance Noninterest Expense1,2 1) Dollars in thousands 2) From continuing operations through 2003 $36,791 $34,070 $35,001 CAGR CAGR 5 yr 3 yr 1 yr (0.09)% (3.31)% (15.91)% $40,568

2003 2004 2005 2006 8.01 8.64 9.39 10.19 Financial Performance - Capital Book Value Per Share $8.01 $8.64 $9.39 $10.19 CAGR CAGR 5 yr 3 yr 1 yr 8.94% 8.35% 8.52%

Financial Performance 2001 2002 2003 2004 2005 2006 0.18 0.36 0.42 0.84 1.12 1.12 Income from continuing operations through 2003 - diluted $.36 $.42 $.84 $1.12 $.18 EPS Growth 1 $1.12 CAGR CAGR 5 yr 3 yr 44.14% 38.67%

Financial Performance - Total Return Performance *Source: SNL Financial LC. Used with permission. All rights reserved. snl.com.

Looking Ahead - 2007 and Beyond Due to merger activity (SouthTrust, Flag, Main St., Piedmont Bancshares, etc.), there are good customers looking for a change Fidelity is effectively marketing itself through its personal calling and networking programs Keeping focus on community banking Focus on balancing growth, expenses, and capital with earnings Growing branch network Accelerating deposit acquisition program Continuing to expand SBA program